                                   EXHIBIT 23

                       Consent of Independent Accountants
                            ------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-51445) of our report dated May 27, 1998, included in the Annual Report of the CBS Employee Investment Fund on Form 11-K for the year ended December 31, 1997.


                                                       /s/ Mitchell & Titus, LLP
                                                           ---------------------
                                                              New York, New York

                                                                   June 24, 1998